Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Financial Highlights" in the Post-Effective Amendment to Registration Statement on Form N1-A of Pilgrim International Fund, Inc.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 9, 2001